               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                       VITAL SIGNS, INC.
..................................................................
        (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                VITAL SIGNS, INC.

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Vital Signs, Inc. (the "Company" or "Vital Signs") will be held at the Company's headquarters, 20 Campus Road, Totowa, New Jersey, on ________, September __, 2002 at 10:00 a.m. local time, to consider and act upon the following:

         1. The election of seven directors to serve for a period of one year and thereafter until their successors shall have been duly elected and shall have qualified.

         2. The approval of the 2002 Stock Incentive Plan to replace the Company's 1990 Employee Stock Option Plan and 1991 Outside Director Stock Option Plan, both of which have expired.

         3. The approval of an amendment to the Company's Restated Certificate of Incorporation to eliminate all references therein to a series of preferred stock that was never issued by the Company.

         4. The approval of an amendment to the Company's Restated Certificate of Incorporation to provide for directors to be elected on a three year, staggered term basis (the "Staggered Board Provision").

         5. The approval of an amendment to the Company's Restated Certificate of Incorporation to provide that shareholders of the Company can act only at special or annual meetings of shareholders except as required by law (the "Shareholder Meeting Provision").

         6. The approval of an amendment to the Company's Restated Certificate of Incorporation to add a provision (the "Amendment Provision") to such Restated Certificate of Incorporation stating that in addition to such approvals as shall be required by law, amendments to the Staggered Board Provision, the Shareholder Meeting Provision and the Amendment Provision may only be made if approved either by each of the members of the Company's Board of Directors or by shareholders owning 75% of the voting power of all outstanding shares of the Company's voting stock.

         7. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

       The Board of Directors has fixed the close of business on August 7, 2002 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

                                    By Order of the Board of Directors

                                    Joseph F. Bourgart
                                    Secretary


Totowa, New Jersey
August __, 2002


We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. Returning the proxy will not limit your right to vote at the meeting if you later decide to attend in person.

                                VITAL SIGNS, INC.
                                 20 Campus Road
                            Totowa, New Jersey 07512

                              --------------------

                                 PROXY STATEMENT

                              --------------------


       The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vital Signs, Inc. (the "Company" or "Vital Signs"), a New Jersey corporation. Such proxies are to be used at the Company's Annual Meeting of Shareholders to be held at the Company's headquarters, 20 Campus Road, Totowa, New Jersey, on ______, September __, 2002 commencing at 10:00 a.m., local time. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about August __, 2002.

Shareholders Entitled to Vote

       Only holders of record of the Company's Common Stock (the "Common Stock") at the close of business on August 7, 2002 (the record date fixed by the Board of Directors) will be entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were _______ shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each such share is entitled to one vote.

Voting; Revocation of Proxy; Quorum and Vote Required

         A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Meeting or by submitting a duly executed, later-dated proxy. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If the proxy is signed but no specification is given, the shares will be voted FOR:

         o  election of the Board's nominees to the Board of Directors;

         o  approval of the Company's proposed 2002 Stock Incentive Plan;

         o approval of an amendment to the Company's Restated Certificate of Incorporation to eliminate all references therein to a series of preferred stock that was never issued by the Company;

         o approval of an amendment to the Company's Restated Certificate of Incorporation to provide for directors to be elected on a three year, staggered term basis (the "Staggered Board Provision");

         o approval of an amendment to the Company's Restated Certificate of Incorporation to provide that shareholders of the Company can act only at special or annual meetings of shareholders except as required by law (the "Shareholder Meeting Provision"); and

         o approval of an amendment to the Company's Restated Certificate of Incorporation to add a provision (the "Amendment Provision") to such Restated Certificate of Incorporation stating that in addition to such approvals as shall be required by law, amendments to the Staggered Board Provision, the Shareholder Meeting Provision and the Amendment Provision may only be made if approved either by each of the members of the Company's Board of Directors or by shareholders owning 75% of the voting power of all outstanding shares of the Company's voting stock.

A majority of the shares outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. Assuming that a quorum is present, the election of directors will be effected by a plurality vote of the votes cast at the Annual Meeting and adoption of the 2002 Stock Incentive Plan and of each of the proposed amendments to the Company's Restated Certificate of Incorporation will require a majority of the votes cast at the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast "for" or "against" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

Costs of Solicitation

       The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the Common Stock and may reimburse them for their expenses in so doing. If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

Principal Shareholders; Beneficial Ownership of Directors and Officers

       The following table sets forth information regarding the beneficial ownership of the Common Stock as of June 30, 2002 by (i) each person who is known by the Company to own beneficially more than five percent of the Common Stock; (ii) trusts maintained for the benefit of the children of Terry D. Wall, the Company's principal shareholder and chief executive officer; (iii) each Named Officer (as defined herein), director and nominee of the Company; and (iv) all directors, nominees and executive officers of the Company as a group. Unless otherwise indicated, each of the named shareholders possesses sole voting and investment power with respect to the shares beneficially owned. Shares covered by stock options are included in the table below only to the extent that such options may be exercised by August 29, 2002.

                                     Shareholder                                              Number       Percent(11)
                                     -----------                                              ------       -----------
Terry D. Wall (1)(2)..................................................................       4,308,888         33.11
Trusts for the benefit of the minor children of Terry D. Wall
   (Anthony J. Dimun, trustee) (1)(3).................................................       2,420,327         18.73
Anthony J. Dimun, individually and as trustee (1)(3)..................................       2,571,715         19.86
Dimensional Fund Advisors, Inc., 1299 Ocean Avenue, 11th Floor,
   Santa Monica, CA 90401 (4).........................................................         743,500          5.76
Kennedy Capital Management, Inc., 10829 Olive Blvd., St. Louis, MO 63141 (5)..........         704,420          5.45
C. Barry Wicker (6)...................................................................         324,384          2.50
David J. Bershad (7)..................................................................         100,567           *
Stuart M. Essig (8)...................................................................          27,611           *
Herbert Javer (9).....................................................................             ---           ---
David H. MacCallum....................................................................             ---           ---
Joseph J. Thomas......................................................................             ---           ---
All directors, nominees and executive officers as a group (ten persons) (10)..........       7,333,165         55.73

--------------
*      Represents less than one percent.

  (1) The business address of Mr. Wall and the above-mentioned trusts is c/o Vital Signs, Inc., 20 Campus Road, Totowa, New Jersey 07512. The business address of Mr. Dimun is c/o Strategic Concepts, LLC, 46 Parsonage Hill Road, Short Hills, New Jersey 07078.

  (2) Includes 3,440,894 shares owned by Mr. Wall directly, 706,748 shares owned by Carol Vance Wall, Mr. Wall's wife, 23,534 shares held in the Company's 401(k) plan on Mr. Wall's behalf, 41,518 shares held in the Company's Investment Plan on Mr. Wall's behalf and 96,194 shares covered by options exercisable by Mr. Wall. Excludes shares held in trust for the benefit of the Walls' minor children (which shares may not be voted or disposed of by Mr. Wall or Carol Vance Wall) and shares held by a charitable foundation established by Mr. Wall and Carol Vance Wall. Mr. Wall and Carol Vance Wall have pledged 4,041,272 shares as collateral to a brokerage firm as security for a loan made to them. Based on the closing sale price of the Common Stock on July 25, 2002, the value of the shares held as collateral on this loan represented more than 540% of the outstanding balance on this loan as of July 25, 2002. Upon any default under this loan, the shares collateralizing such loan may be sold in the market. The number of shares so sold in the market may negatively impact the market price of the Common Stock. Depending upon the number of shares sold and the number of shares that could similarly be sold in connection with the loans described in the next footnote, such sales could result in a change in control of the Company.

  (3) As trustee of the trusts maintained for the benefit of the minor children of Terry D. Wall, Anthony J. Dimun has the power to vote and dispose of each of the shares held in such trusts and thus is deemed to be the beneficial owner of such shares under applicable regulations of the Securities and Exchange Commission. Mr. Dimun is also deemed to be the beneficial owner of 700 shares held in certain insurance trusts established by Mr. Wicker. He is also deemed to be the beneficial owner of 79,700 shares held by the charitable foundation described above. Accordingly, the shares reflected in the table above as shares beneficially owned by Mr. Dimun include shares held by Mr. Dimun for such trusts and foundation, 20,644 shares owned by Mr. Dimun individually, 20,381 shares held in the Company's Investment Plan on Mr. Dimun's behalf and 29,963 shares covered by options exercisable by Mr. Dimun. The trusts established for the Walls' children have pledged their shares as collateral to a financial institution to secure loans made to them. The Company has agreed to register such shares for resale, at the trusts' expense, in the event that such financial institution acquires such shares upon a default and thereafter desires to sell such shares. Based on the closing sale price of our common stock on July 25, 2002, the value of the shares held as collateral on these loans represented more than 640% of the outstanding balance on these loans as of July 25, 2002. Upon any default under these loans, the shares collateralizing such loans may be sold in the market. The number of shares so sold in the market may negatively impact the market price of the Common Stock. Depending upon the number of shares sold and the number of shares that could similarly be sold in connection with the loan described in the immediately preceding footnote, such sales could result in a change in control of the Company.

  (4) In a Schedule 13G Amendment filed with the Securities and Exchange Commission on February 12, 2002, Dimensional Fund Advisors, Inc. stated that it has sole power to vote and dispose of these shares in its role as investment advisor or manager.

  (5) In a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002, Kennedy Capital Management, Inc. stated that it has sole power to vote 679,920 of these shares and the sole power to dispose of all of these shares in its role as investment advisor or manager.

  (6) Includes 268,927 shares owned by Mr. Wicker directly, 9,878 shares held in the Company's 401(k) plan on Mr. Wicker's behalf, 8.971 shares held in the Company's Investment Plan on Mr. Wicker's behalf and 36,608 shares covered by options exercisable by Mr. Wicker. Excludes shares held in insurance trusts maintained for the benefit of Mr. Wicker's children, which shares may not be voted or disposed of by Mr. Wicker or his wife.

  (7) Includes 20,267 shares owned by Mr. Bershad directly, 2,000 shares owned by Mr. Bershad's wife as to which Mr. Bershad disclaims beneficial ownership, 8,362 shares held in the Company's Investment Plan on Mr. Bershad's behalf and 69,938 shares covered by options exercisable by Mr. Bershad.

  (8) Includes 3,781 shares owned by Mr. Essig directly, 6,638 shares held in the Company's Investment Plan on Mr. Essig's behalf and 17,192 shares covered by options exercisable by Mr. Essig.

  (9) Mr. Javer served as the Company's chief financial officer from May 2001 through January 2002. The information with respect to Mr. Javer is based upon record ownership only; the Company is not aware that Mr. Javer owns any shares of Common Stock beneficially or of record.

  (10) Includes 249,895 shares covered by options exercisable by the Company's executive officers, directors and nominees, 33,412 shares held in the Company's 401(k) plan and 85,870 shares held in the Company's Investment Plan; also includes shares held in trust by Mr. Dimun for Mr. Wall's children and pursuant to certain insurance trusts established by Mr. Wicker and shares held by a charitable foundation established by Terry and Carol Vance Wall.

  (11) Percent of class is based on 12,919,068 shares of Common Stock outstanding on June 30, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and 10% shareholders to file with the Securities and Exchange Commission certain reports regarding such persons ownership of the Company's securities. The Company is required to disclose any failures to file such reports on a timely basis. The Company is not aware of any such untimely filings during the fiscal year ended September 30, 2001.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

       The holders of the Common Stock will elect seven directors at the Annual Meeting. If the shareholders approve the Staggered Board Provision, then Messrs. Bershad and Dimun shall be deemed to have been elected for one year terms expiring at the 2003 annual meeting of shareholders, Messrs. Essig and MacCallum shall be deemed to have been elected for two year terms expiring at the 2004 annual meeting of shareholders and Messrs. Thomas, Wicker and Wall shall be deemed to have been elected for three year terms expiring at the 2005 annual meeting of directors. If the shareholders do not approve the Staggered Board Provision, each of the nominees will be elected for a one year term. Unless a shareholder either indicates "withhold authority" on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election of the persons named in the table below to serve until the expiration of their terms and thereafter until their successors shall have been duly elected and shall have qualified. Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be a candidate for election. Each of the nominees is currently a member of the Company's Board of Directors.

       The table below sets forth the names and ages (as of March 31, 2002) of each of the nominees, the other positions and offices presently held by each such person within the Company, the period during which each such person has served on the Board of Directors of the Company and the principal occupations and employment of each such person during at least the past five years.


                          Director
     Name and Age           Since                         Business Experience(A)
     ------------           -----                         ----------------------
Terry D. Wall, 60           1972      President and Chief  Executive  Officer of the Company.  Mr.
                                         Wall presently serves on the Board of Directors of Bionx
                                         Implants, Inc.

David J. Bershad, 61        1991      Member  of the law firm of  Milberg  Weiss  Bershad  Hynes &
                                         Lerach LLP. Mr. Bershad  presently serves on the Board of
                                         Directors of Bionx Implants, Inc.

Anthony J. Dimun, 58        1987      Chairman of Nascent Enterprises,  LLC (consulting firm) (May
                                         1, 2001 to  present);  Executive  Vice  President,  Chief
                                         Financial  Officer and  Treasurer of the Company (1991 to
                                         May 1, 2001);  Secretary of the Company (December 1991 to
                                         December  1998);  Principal  Owner,  Strategic  Concepts,
                                         Inc.  (financial and acquisition  advisory firm) (1988 to
                                         present).  Mr.  Dimun  presently  serves  on the Board of
                                         Directors of Bionx Implants, Inc.

Stuart M. Essig, 40         1998      President  and Chief  Executive  Officer  and a Director  of
                                         Integra Life Sciences  Corporation (a medical  technology
                                         company)  (1997  to  present);   Managing   Director  and
                                         various   positions   with  Goldman,   Sachs  &  Co.  (an
                                         investment  banking  firm)  (1988  to  1997).  Mr.  Essig
                                         presently  serves on the Board of  Directors  of St. Jude
                                         Medical Corporation.

David H. MacCallum, 64      2002      Managing Partner of Outer Islands Capital (April 2002 to
                                         present) (private equity partnership); Managing Director
                                         -Global Head of Health Care, Salomon Smith Barney (1999 to
                                         November 2001) (investment banking firm); Executive Vice
                                         President, Head of Healthcare, ING Baring Furman Selz, LLC
                                         (investment banking firm) (April 1998 to June 1999);
                                         Managing Director for Life Sciences Investment Banking,
                                         UBS Securities LLC (1994 to 1998) (investment banking
                                         firm); Co-Head, Investment Banking, Hambrecht & Quist LLC
                                         (1983-1994) (investment banking firm).

Joseph J. Thomas, 65        1992      President of Thomas Medical Products,  Inc. (a subsidiary of the Company) ("TMP") (1990 to present).

Barry Wicker, 61            1985      Executive Vice President--Sales of the Company.

--------------
  (A) In each instance in which dates are not provided in connection with a director's business experience, such director has held the position indicated for at least the past five years. Messrs. Wall, Bershad and Dimun have invested together (and serve together as Board members) in Bionx Implants, Inc. Messrs. Wall and Bershad have invested together (and serve as Board members) in OmniSonics Medical Technologies, Inc. (formerly Sonokinetics, Inc.). The Company and Messrs. Wall and Dimun are shareholders of EchoCath, Inc. Messrs. Wall, Dimun, MacCallum, Bershad and Thomas are investors in X-Site Medical, LLC. Messrs. Wall, Dimun and MacCallum serve as Board members of X-Site Medical, LLC. (See "Related Party Transactions"). Omnisonics Medical Technologies, Inc. and X-Site Medical, LLC are private companies.

Summary of Cash and Certain Other Compensation

       The following table sets forth, for the fiscal years ended September 30, 1999, 2000 and 2001, the annual and long-term compensation of the Company's Chief Executive Officer and the other individuals who served as executive officers of the Company at the end of fiscal 2001 and received greater than $100,000 in salary and bonus during fiscal 2001 (the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE



                                                                                                 Long-Term
                                                                                               Compensation
                                                 Annual Compensation                  --------------------------------
                                   -----------------------------------------------    Common Shares
                                                                        Other            Subject
                                                                       Annual           to Options         All Other
  Name and Principal Position      Year     Salary     Bonus(A)    Compensation(B)     Granted (#)     Compensation(C)
  ---------------------------      ----     ------     --------    ---------------     ----------      ---------------
Terry D. Wall...................   2001    $225,000    $ 31,035         $6,000            7,758            $4,902
   President and Chief Executive   2000     225,000      18,634          6,000           24,916             4,109
   Officer                         1999     225,000      10,695          6,000               --             5,088

Joseph J. Thomas (D)............   2001     156,000     208,104             --               --             2,433
   President, Thomas Medical       2000     150,000          --             --               --               606
   Products                        1999     150,000      13,500             --               --             1,644

Barry Wicker....................   2001     151,250      20,993          6,000            9,638             3,554
   Executive Vice President-Sales  2000     151,250      12,625          6,000            8,304             3,606
                                   1999     151,250       7,331          6,000            9,638             3,574

Herbert Javer (E)...............   2001     106,277      10,195          4,000               --                --
   Executive Vice President and    2000          --          --             --               --                --
   Chief Financial Officer         1999          --          --             --               --                --

--------------
  (A) Reflects bonuses in the fiscal year earned, which may not correspond with the fiscal year paid.

  (B)  Comprised entirely of monthly car allowances.

  (C) "Compensation" reported under this column for the year ended September 30, 2001 includes: (i) contributions of $2,625, $2,153, and $2,433, respectively, for Messrs. Wall, Wicker and Thomas, respectively, to the Company's 401(k) Plan on behalf of the Named Executive Officers to match pre-tax elective deferral contributions (included under "Salary") made by each Named Officer to that Plan and (ii) premiums of $2,277, $1,401 and $0, respectively, with respect to life insurance purchased by the Company for the benefit of Messrs. Wall, Wicker and Thomas, respectively.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

  (D) Effective October 1, 2001, Mr. Thomas and TMP entered into a three year employment agreement, pursuant to which Mr. Thomas will be paid a base salary of $162,240 in fiscal 2002, increased annually by the same percentage increase as salaries generally increase for the Company. Mr. Thomas is guaranteed an annual bonus of $212,450 during the term. He is also entitled to receive an additional bonus based on TMP's performance. Mr. Thomas' wife is also an employee of TMP and TMP has entered into a similar agreement with her. However, her first year's base salary is $74,578 and her guaranteed annual bonus is $77,757. Mr. Thomas is also entitled to an auto allowance and auto expense reimbursement of $1,466 per month. On November 30, 2001, pursuant to unsecured promissory notes bearing interest at 5.5% per annum, the Company loaned Mr. Thomas the sum of $637,350 and loaned his wife $233,370. The notes are due on November 30, 2004.

  (E) Subsequent to the end of fiscal 2001, Mr. Javer resigned as Executive Vice President and Chief Financial Officer and was replaced by Joseph F. Bourgart, who joined the Company on a part-time basis in June of 2001, and became a full-time employee on October 1, 2001. Before becoming Executive Vice President and Chief Financial Officer, Mr. Bourgart served as Executive Vice President of Business Development for the Company.


Stock Options

       The following table contains information regarding the grant of stock options to the Named Executive Officers during the fiscal year ended September 30, 2001. In addition, in accordance with rules adopted by the Securities and Exchange Commission (the "SEC"), the following table sets forth the hypothetical gains or "options spreads" that would exist for the respective options assuming rates of annual compound price appreciation in the Company's Common Stock of 5% and 10% from the date the options were granted to their final expiration date. No stock appreciation rights were granted during the fiscal year ended September 30, 2001.


                        OPTION GRANTS IN LAST FISCAL YEAR
                                Individual Grants

                                                                                             Potential Realizable Value
                                Number of       Percent of                                     at Assumed Annual Rates
                              Common Shares   Total Options                                  of Stock Price Appreciation
                                Underlying       Granted                                          for Option Term
                                 Options       To Employees    Exercise Price   Expiration   ---------------------------
 Name                           Granted(A)    in Fiscal 2001     Per Share         Date            5%          10%
 ----                           ---------     --------------     ---------         ----           --           ---
Terry D. Wall..............       7,758             9.3%           $29.00       8/31/2011       $141,490     $358,563
Barry Wicker...............       9,638           11.28%            29.00       8/17/2011        175,777      445,454
Joseph J. Thomas...........          --              --                --              --             --           --
Herbert Javer..............          --              --                --              --             --           --

--------------
  (A) In connection with the options granted to Messrs. Wall and Wicker, these individuals entered into forbearance agreements with the Company. Pursuant to these forbearance agreements, these individuals agreed not to exercise vested options which had been previously granted to them under the Company's Investment Plan for another two years. The options granted to Messrs. Wall and Wicker in fiscal 2001 vest in full two years after the grant date.


       The following table provides data regarding stock options exercised by the Named Executive Officers during the fiscal year ended September 30, 2001 and the number of shares of the Company's Common Stock covered by both exercisable and non-exercisable stock options held by the Named Executive Officers at September 30, 2001. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise prices of existing options and $30.60, the closing sale price of the Company's Common Stock on Friday, September 28, 2001.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES


                                                         Number of Shares             Value of Unexercised
                                                      Underlying Unexercised        In-the-Money Options at
                            Shares      Value      Options at Fiscal Year-End(#)       Fiscal Year-End($)
                         Acquired on  Realized($)  -----------------------------  ---------------------------
                         Exercise(#)     (A)        Exercisable   Unexercisable   Exercisable   Unexercisable
                         -----------     ---        -----------   -------------   -----------   -------------
Terry D. Wall..........    124,000     1,781,984      71,278          32,674        595,171         245,377
Barry Wicker...........     60,000       705,000      20,000          35,884        167,000         292,130
Joseph J. Thomas.......         --            --          --              --             --              --
Herbert Javer..........         --            --          --              --             --              --

--------------
  (A) The amount realized represents the aggregate fair market value of the shares acquired upon exercise of the options minus the aggregate exercise price.

                      Equity Compensation Plan Information

         The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of September 30, 2001, including the Company's Investment Plan, as amended and restated as of May 30, 2001, 1991 Director Stock Option Plan and 1990 Employee Stock Option Plan, as amended and restated as of December 1, 1997. No warrants or rights are outstanding under the foregoing plans.


                                                                                         (c)
                                                                                  Number of Securities
                                        (a)                                     Remaining Available for
                                Number of Securities            (b)              Future Issuance Under
                                 to be Issued Upon        Weighted-Average        Equity Compensation
                                    Exercise of          Exercise Price of         Plans (Excluding
                                Outstanding Options,    Outstanding Options,    Securities Reflected in
        Plan Category           Warrants and Rights     Warrants and Rights          Column (a))
        -------------           --------------------    --------------------         -----------
Equity Compensation
Plans Approved by
Shareholders............              456,257                  $22.23                   574,041

Equity Compensation
Plans Not Approved by
Shareholders............                   --                      --                        --
                                      -------                                           -------

TOTAL                                 456,257                                           574,041
                                      =======                                           =======



Arrangements with Directors

         Joseph Thomas became a director of the Company upon the Company's acquisition of TMP on September 30, 1992. Mr. Thomas continues to be employed by the Company as the President of TMP. For the year ended September 30, 2001, Mr. Thomas received a salary of $156,000 and a bonus of $208,104. For further information on the terms of Mr. Thomas' employment agreement, see footnote (D) to the Summary Compensation Table. On November 30, 2001, pursuant to unsecured promissory notes bearing interest at 5.5% per annum, the Company loaned Mr. Thomas the sum of $637,350 and loaned his wife $233,370. The notes are due on November 30, 2004. The principal amount of these notes, together with interest accrued thereon, represents the largest amount of such indebtedness outstanding on this indebtedness at any time since November 30, 2001. All of such indebtedness remained outstanding as of the date of this proxy statement.

       Directors who are not employed by the Company or its subsidiaries participated in the Company's 1991 Director Stock Option Plan (the "Director Plan"). Under the Director Plan, each outside director automatically received options covering 4,000 shares of Common Stock (with an exercise price equal to fair market value on the date of grant) on an annual basis and was entitled to receive additional options at the discretion of the committee administering the Director Plan. During fiscal 2001, each of Mr. Bershad and Mr. Essig were granted options covering 4,000 shares. One half of the options granted under the Director Plan vest immediately at the time of grant. Half of the balance may be exercised commencing one year after the date of grant and the remainder may be exercised commencing two years after the date of grant.

       Following Anthony Dimun's retirement as Executive Vice President and Chief Financial Officer of the Company in May of 2001, Mr. Dimun received $25,200 in consulting fees from the Company during fiscal 2001.

       Directors of the Company presently do not receive any cash fees for serving in such capacity.

The Board of Directors; Committees of the Board

       The Board of Directors of the Company held five meetings during the fiscal year ended September 30, 2001. The Board's Audit Committee, which is responsible for reviewing significant audit and accounting principles, policies and practices and for meeting with the Company's independent accountants, met four times during the year ended September 30, 2001. The Audit Committee presently consists of Messrs. Bershad, Dimun and Essig.

       The Board has a Nominating Committee, consisting of Messrs. Wall and Dimun. This Committee did not meet during the year ended September 30, 2001, as all nominating matters were considered by the full Board. The Nominating Committee is charged with the responsibility of interviewing potential candidates for election to the Board and for nominating individuals each year for election to the Board. The Nominating Committee has not established any procedures for considering nominees recommended by shareholders.

       The Board does not have a general Compensation Committee. It maintains a Stock Option Committee, however, to administer the Company's stock option plans and the Vital Signs Investment Plan. The Stock Option Committee presently consists of Messrs. Wall and Wicker and acted by unanimous consent during the Company's most recent fiscal year.

       Each member of the Company's Board was present for 75% or more of the aggregate of the total meetings of the Board and each Board committee on which he serves.

Audit Committee Matters

       Audit Committee Charter. The Audit Committee has adopted a written charter which was filed with the Company's 2001 Notice of Annual Meeting of Shareholders and Proxy Statement.

       Independence of Audit Committee Members. The Common Stock is listed on the Nasdaq National Market and the Company is governed by the listing standards applicable thereto. Messrs. Bershad and Essig have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(14) of the National Association of Securities Dealers' ("NASD") Marketplace rules. Anthony Dimun, the third member of the Audit Committee, does not satisfy that definition, inasmuch as he has been employed by the Company within the past three years. Nevertheless, the Board concluded that given Mr. Dimun's background as a certified public accountant and his familiarity with the Company's financial statements and controls, it is in the Company's best interests for Mr. Dimun to serve on the Audit Committee. Under the NASD's rules, the Company is permitted one such exception from the independence requirements.

       Audit Committee Report. In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001:

       (1) the Audit Committee reviewed and discussed the audited financial statements with the Company's management;

       (2) the Audit Committee discussed with the Company's independent auditors the matters required to be discussed by SAS 61;

       (3) the Audit Committee received and reviewed the written disclosures and the letter from the Company's independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company's independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence; and

       (4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2001 Annual Report on Form 10-K.


       By:   The Audit Committee of the Board of Directors

             David J. Bershad, Anthony J. Dimun and Stuart M. Essig

Compensation Committee Interlocks and Insider Participation

       The Board of Directors does not maintain a Compensation Committee. Accordingly, compensation decisions are made by the entire Board of Directors. During the fiscal year ended September 30, 2001, the following individuals served on the Board of Directors: Terry D. Wall, David J. Bershad, Anthony J. Dimun, Stuart M. Essig, E. David Hetz, Ray Larkin, Joseph J. Thomas and Barry Wicker. During that year, of the persons named, Messrs. Wall, Dimun, Thomas and Wicker were officers and employees of the Company or its subsidiaries.

Related Party Transactions

       TMP, a subsidiary of the Company, provides product development and manufacturing services to X-Site Medical, LLC ("X-Site"), a company engaged in the development of specialized cardiovascular products. TMP invoiced X-Site $371,675 during fiscal 2001 and $236,289 during the period from October 1, 2001 through June 30, 2002. As of June 30, 2002, a balance of $18,351 was outstanding for such services. The Company believes that the rates charged to X-Site for such services are no less favorable to the Company than those charged to similarly situated unrelated parties. Mr. Wall and his family limited partnership own 37.6% of X-Site. Mr. Dimun, an investment limited partnership in which Mr. Bershad is the primary investor, Mr. Thomas and Mr. MacCallum own 3.9%, 4.3%, 2.1% and less than 1% of X-Site, respectively.

Board Report on Executive Compensation

       Pursuant to rules adopted by the SEC designed to enhance disclosure of corporate policies regarding executive compensation, the Company has set forth below a report of its Board regarding compensation policies as they affect Mr. Wall and the other Named Executive Officers.

       The Board of Directors views compensation of executive officers as having three distinct parts, a current compensation program, a set of standard benefits and a long-term benefit. The current compensation element focuses upon the executive officer's salary and is designed to provide appropriate reimbursement for services rendered. The Company's standard benefit package consists primarily of the matching portion of the Company's 401(k) Plan and eligibility for bonuses based upon performance of the Company. The long-term benefit element has been reflected in the grants of stock options to specific executive officers.

       During the past two completed fiscal years, the two most senior executive officers did not receive any salary increase. Traditionally, Mr. Wall's salary has been set at levels which are perceived by the Board to be below the salaries of chief executive officers of other comparable companies. Mr. Wall, whose family continues to own more than half of the outstanding Common Stock of the Company, has been willing to accept such salary levels primarily because of the message his salary sends to other executive officers, employees and shareholders. Furthermore, Mr. Wall's personal net worth ultimately depends more on the performance of the Company than on any specific salary level. The salaries of each of the other Named Executive Officers are based upon experience with the Company, contributions to the Company and the relationship of such individual's responsibilities to the Chief Executive Officer's responsibilities.

       Stock options granted to executive officers of the Company have historically been granted at a price equal to fair market value. Accordingly, such options will gain appreciable value if, and only if, the market value of the Common Stock increases subsequent to the date of grant. The Board believes that the issuance of stock options at fair market value provides incentives to employees to maximize the Company's performance and to assure continued affiliation with the Company.

       The Board believes that an appropriate compensation program can help in promoting strong earnings performance if it reflects an appropriate balance between providing rewards to executive officers while at the same time effectively controlling cash compensation costs. It is the Board's objective to continue monitoring the Company's compensation program to assure that this balance is maintained.

       By: The Board of Directors

           Terry D. Wall            Stuart M. Essig          Joseph J. Thomas
           David J. Bershad         David H. MacCallum       C. Barry Wicker
           Anthony J. Dimun



                                  PROPOSAL TWO

           APPROVAL OF THE VITAL SIGNS, INC. 2002 STOCK INCENTIVE PLAN

         On May 31, 2002, the Company's Board of Directors adopted, subject to shareholder approval, the Vital Signs, Inc. 2002 Stock Incentive Plan (the "Stock Incentive Plan"). The purpose of the Stock Incentive Plan is to enable the Company to attract and retain qualified directors, officers, employees and consultants, and to provide these persons with an additional incentive to contribute to the success of the Company. In many respects, the Stock Incentive Plan is a renewal of the Company's employee and outside director stock option plans, both of which have expired. The material aspects of the Stock Incentive Plan are summarized below. A copy of the Stock Incentive Plan is annexed to this proxy statement as Appendix A. Shareholders of the Company are urged to read the plan in its entirety.

Administration

         The Stock Incentive Plan provides that it will be administered by the Board of Directors or any duly created committee appointed by the Board and charged with the administration of the Stock Incentive Plan. To the extent required in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code"), any committee will consist solely of "outside directors", within the meaning of Section 162(m). The Board or committee which administers the Stock Incentive Plan is referred to as the "Program Administrator". It is currently anticipated that the Stock Incentive Plan will be administered by a committee consisting of Terry D. Wall and C. Barry Wicker except as otherwise required by Section 162(m) of the Code. The Board has designated David J. Bershad and David H. MacCallum to serve as a special committee to administer the Stock Incentive Plan to the extent necessary to satisfy the requirements of Section 162(m) of the Code.

Structure

         The Stock Incentive Plan actually consists of five different plans - a plan which contemplates the grant of incentive stock options, a plan which contemplates the grant of non-statutory stock options (referred to herein as "supplemental stock options"), a plan which contemplates the grant of stock appreciation rights, a plan which permits the granting of performance shares and a plan which provides for the automatic grant of options to non-employee directors.

Eligibility

         All directors and key officers, employees and consultants of the Company and its subsidiaries (approximately 1,250 persons as of March 31, 2002) are eligible to receive benefits under the Stock Incentive Plan. As a matter of law, only employees are eligible to receive incentive stock options. Benefits under the Non-Employee Director Stock Option Plan are limited to directors who have not been employed by the Company during the 12 months preceding the date of grant of the applicable options. Except for certain options granted to non-employee directors, grants under the Stock Incentive Plan are discretionary, and the Company is unable, at the present time, to determine the identity or number of directors, officers, other employees and consultants who may be granted benefits under the Stock Incentive Plan in the future.

Types of Options

         The Program Administrator may designate any option granted as either an incentive stock option or a supplemental stock option, or the Program Administrator may designate a portion of the option as an incentive stock option and the remaining portion as a supplemental stock option. Any portion of an option that is not expressly designated as an incentive stock option will be a supplemental stock option. To the extent that an option intended to be granted as an incentive stock option fails to satisfy one or more requirements applicable to incentive stock options, it will be deemed to be a supplemental stock option.

Other Awards

         In addition to stock options, the Stock Incentive Plan authorizes the grant of stock appreciation rights and performance shares. Stock appreciation rights may be granted in tandem with existing stock options or separately from such options. Performance shares enable the Company to condition the grant of shares upon the satisfaction of certain specified milestones.

Exercise Period

         Subject to modification by the Program Administrator, options granted to participants other than non-employee directors are generally exercisable in 25% annual installments beginning on the first anniversary of the date of grant and continuing for each of the next three anniversaries thereafter. Options granted under the Non-Employee Director Stock Option Plan vest as follows: 50% on the date of grant, 25% one year later and 25% two years later.

         Unless previously terminated by the Board of Directors, the Stock Incentive Plan will terminate on May 31, 2012. Such termination will have no impact upon options granted prior to the termination date. The maximum term of all options granted under the Stock Incentive Plan is 10 years, provided, however, that any incentive stock option granted to a person who is the beneficial owner of more than 10% of the combined voting power of the Company's capital stock shall cease to be exercisable five years after the date such option is granted.

Exercise Price

         Options granted under the Stock Incentive Plan will have an exercise or payment price as established by the Program Administrator, provided that the exercise price of incentive stock options and options granted under the Non-Employee Director Stock Option Plan may not be less than the fair market value of the underlying shares on the date of grant. If incentive stock options are granted to a person who is the beneficial owner of more than 10% of the combined voting power of the Company's capital stock, such options shall be granted at a price of not less than 110% of the fair market value of the shares covered by the option. If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value will be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such prices are available, the fair market value shall be determined in good faith by the Program Administrator in accordance with generally accepted valuation principles and such other factors as the Program Administrator deems relevant. On August __, 2002, the closing sale price of a share of the Company's Common Stock on the Nasdaq National Market was $___.

Payment

         Upon exercise of an option granted under the Stock Incentive Plan, the participant will be required to provide the payment price in full by certified or bank cashier's check or, if permitted by the Program Administrator, in shares of Common Stock valued at fair market value on the date of exercise, or by a combination of a check and shares. The Program Administrator may, in its sole discretion, permit an optionee to make "cashless exercise" arrangements. In connection with any exercise of options, the Company will have the right to collect or withhold from any payments under the Stock Incentive Plan all taxes required to be withheld under applicable law.

Transferability

         Options granted under the Stock Incentive Plan generally will be nontransferable, except by will or by the laws of descent and distribution. During the lifetime of a participant, an option generally may be exercised only by the participant and after the participant's death only by the participant's executor, administrator or personal representative. Notwithstanding the foregoing, the Program Administrator may permit the recipient of a supplemental option to transfer such option to a family member or a trust, limited liability company or partnership created for the benefit of a family member.

Termination of Employment

         If a participant ceases to be employed by the Company or any subsidiary for cause or voluntarily terminates his or her employment, then all options shall terminate immediately. If employment is terminated by the Company or a subsidiary without cause, the options may be exercised, to the extent exercisable on the date of termination, until 90 days after the date of termination.

         If a participant dies or becomes disabled while employed by the Company or any subsidiary, then all options may be exercised, to the extent exercisable on the date of death or termination due to disability, at any time within twelve months after the date of death or such termination.

Amendment and Termination

         The Stock Incentive Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without shareholder approval if such approval is required by applicable laws or regulations, and no amendment or revision may alter or impair an outstanding option without the consent of the holder thereof. The Stock Incentive Plan will terminate on May 31, 2012, unless earlier terminated by the Board of Directors. No options may be granted after termination, although such termination will not affect the status of any option outstanding on the date of termination.

Shares Subject to the Plan

         A total of 1,000,000 shares of Common Stock (subject to adjustment as described below) may be issued under the Stock Incentive Plan. Any shares delivered pursuant to the Stock Incentive Plan may be authorized and unissued shares or treasury shares.

Adjustments

         The number of shares available for option grants and the shares covered by options will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the Company's capital stock. Comparable changes will be made to the exercise price of outstanding options. If any option should terminate for any reason without having been exercised in full, the unpurchased shares will again become available for option grants.

Change In Control

         The Stock Incentive Plan provides that all outstanding stock options will become immediately exercisable upon the occurrence of a "change in control event". The Stock Incentive Plan provides in general that a "change in control event" shall be deemed to have occurred if any of the following events occur:
(a) the consummation of any merger of the Company in which the Company is not the surviving corporation (expressly excluding from the definition of a change in control a so-called "merger of equals" in which the board of directors of the surviving corporation consists of an equal number of former Vital Signs directors and former directors of the other party to the transaction); (b) the consummation of any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company; (c) approval by the shareholders of the Company of a plan of liquidation or dissolution of the Company and (d) any action pursuant to which any person (as defined in Section 13(d) of the Securities Exchange Act of 1934) shall become the beneficial owner of more than 50% of the Company's outstanding voting securities.

Additional Limitation

         No participant may receive incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000. In addition, no one person may receive options for more than 250,000 shares of Common Stock in any calendar year.

Federal Income Tax Consequences

         BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME TAX MATTERS. PARTICIPANTS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS BEFORE EXERCISING AN OPTION OR DISPOSING OF ANY STOCK RECEIVED PURSUANT TO THE EXERCISE OF ANY SUCH OPTION. IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

         The Internal Revenue Code of 1986, as amended (the "Code"), treats incentive stock options and supplemental stock options, also known as non-qualified stock options, differently. A participant's individual consequences will depend upon the nature of the option received. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of an option, nor will the Company be entitled to a tax deduction at that time.

         Upon the exercise of a supplemental stock option or an option granted under the Non-Employee Director Stock Incentive Plan, the optionee will recognize ordinary income on the excess of the fair market value of the stock on the exercise date over the exercise price, if any. The Company generally will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. If shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain.

         An optionee will not recognize any federal taxable income in respect of incentive stock options at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the "alternative minimum tax" will apply for the year of exercise. If the shares acquired upon exercise of incentive stock options are not disposed of within two years from the date the options were granted nor within one year after the shares are transferred, any gain or loss upon the sale of such shares will be treated as long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). If the two-year and one-year holding period requirements are not met (a "disqualifying disposition"), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term or short-term capital gain, depending upon whether the stock has been held for more than one year. If an optionee makes a disqualifying disposition, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

         In general, if an optionee in exercising an option tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date the option was granted or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the tendered shares.

         As noted above, the exercise of an incentive stock option could subject the optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of "adjustment" for purposes of determining the alternative minimum tax that may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in a given year.

         The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the proposal to adopt the Stock Incentive Plan.

       The Board of Directors recommends a vote FOR the proposal to adopt the Vital Signs, Inc. 2002 Stock Incentive Plan.

                                 PROPOSAL THREE

                           ADOPTION OF AN AMENDMENT TO
               THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
           TO ELIMINATE ALL REFERENCES TO THE SERIES A PREFERRED STOCK

         The Board of Directors of the Company has approved an amendment to the Company's Restated Certificate of Incorporation to eliminate all references therein to a series of preferred stock that was never issued by the Company. The Restated Certificate of Incorporation authorizes the issuance of 40,000,000 shares of common stock, no par value (the "Common Stock"), and 10,000,000 shares of preferred stock (the "Preferred Stock"). The Restated Certificate of Incorporation specifies that, in the absence of action by the Board of Directors to eliminate the Series A Preferred Stock, a total of 400,000 shares of Preferred Stock are to be designated as the Series A Preferred Stock and to have the rights and privileges described in the Restated Certificate of Incorporation. The Series A Preferred Stock contains terms comparable to the terms typically found in preferred shares contemplated by a so-called shareholder rights plan. Since no such plan has ever been adopted by the Company and the Board has no present intention to adopt any such plan, the proposed amendment eliminates all references to the Series A Preferred Stock. The text of such amendment is set forth in Appendix B to this proxy statement.

         Upon adoption of the Restated Certificate, the Company will continue to be authorized to issue 40,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As is currently the case, the Board has full authority to establish a particular series of Preferred Stock and cause the issuance of such series without further approval by the Company's shareholders.

         The Board of Directors recommends that the shareholders of the Company approve the proposed amendment to the Company's Restated Certificate of Incorporation eliminating all references to the Series A Preferred Stock.


                                  PROPOSAL FOUR

        ADOPTION OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE STAGGERED ELECTION OF DIRECTORS
     AND THE CLASSIFICATION OF DIRECTORS INTO THREE CLASSES, SUCH THAT ONLY
        ONE CLASS WILL BE ELECTED AT EACH ANNUAL MEETING OF SHAREHOLDERS


         The Board of Directors has approved an amendment to the Restated Certificate of Incorporation providing for a classified board. The text of the proposed amendment is set forth in Appendix C to this proxy statement. Shareholder approval of this amendment is required in order for it to be implemented. If this amendment is approved by shareholders of the Company, the Board will be divided into three classes and, at each annual meeting of shareholders, only one class of directors will be elected. It is intended that the classes will, to the maximum extent feasible, have a similar number of members. At the upcoming annual meeting of shareholders, each of the members of the Board of Directors will be elected. If the proposed amendment is adopted, the Board will be classified into three classes by alphabetical order. Accordingly, if the nominees for election are elected at the annual meeting and the proposed amendment is adopted, directors David J. Bershad and Anthony J. Dimun will serve until the 2003 annual meeting of shareholders, directors Stuart Essig and David H. MacCallum will serve until the 2004 annual meeting of shareholders, and directors Joseph Thomas, C. Barry Wicker and Terry D. Wall will serve until the 2005 annual meeting of shareholders.

         Pursuant to New Jersey law, directors on a staggered board may only be removed by shareholders if there is "cause" for such removal.

         The overall effect of the Staggered Board Provision is to prevent a person or entity from immediately acquiring control of the Company through an increase in the number of directors and the election of such person or of such person's or entity's nominees to fill such newly created vacancies. Since a hostile party would be unable to acquire control immediately, the Staggered Board Provision may have the effect of encouraging a such a party to negotiate with the Board rather than seek unilateral action.

         Staggered board provisions are typically referred to as anti-takeover provisions. The principal purpose of any anti-takeover provision is to protect the interests of a corporation and its shareholders in the event of a sudden takeover attempt. Such provisions are intended to require a hostile purchaser to deal fairly with shareholders and to give a corporation's board of directors a better opportunity to analyze prospective business combinations and tender offers, evaluate alternatives, and make careful recommendations to shareholders. However, such provisions could have the effect of making more difficult, or discourage, a merger, tender offer, proxy contest, or assumption of control and change of incumbent management, even when a majority of shareholders considers such a course to be in its best interests.

         The Board believes that the positive aspects of the Staggered Board Provision outweigh the limitations on anti-takeover provisions. Accordingly, the Board of Directors recommends that the shareholders of the Company approve the Staggered Board Provision.

                                  PROPOSAL FIVE


        ADOPTION OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE THAT SHAREHOLDER ACTIONS MAY ONLY BE TAKEN AT
                 ANNUAL OR SPECIAL MEETINGS OF THE SHAREHOLDERS


         The Board of Directors has approved an amendment to the Restated Certificate of Incorporation providing that shareholder actions may only be taken at annual or special meetings of the shareholders except as required by law and except as may be provided in the future for series of preferred stock that have not yet been established. The text of the proposed amendment is set forth in Appendix D to this proxy statement. Shareholder approval of this amendment is required in order for it to be implemented.

         Under New Jersey law, shareholders may act either by resolutions approved at special or annual meetings or pursuant to written consents executed by holders of at least a majority of the outstanding voting shares. However, a certificate of incorporation may provide that the written consent procedure is unavailable in all circumstances except when all shareholders execute a written consent. If a certificate of incorporation precludes the use of the consent procedure in the manner contemplated by the amendment set forth in Appendix D, a corporation's shareholders may take actions only at special or annual meetings of shareholders or pursuant to a written consent signed by all shareholders. For a public corporation such as Vital Signs, the likelihood of arranging for every shareholder to execute a written consent is remote. Thus, in effect, the Shareholder Meeting Provision makes the written consent procedure unavailable for the Company.

         The amendment to the Company's Restated Certificate of Incorporation approved by the Board provides that the Company's shareholders will be permitted to act solely at special or annual meetings of the Company's shareholders unless otherwise required by N.J.S.A. 14A: 5-6(a) or unless otherwise provided with respect to a specific series of preferred stock. N.J.S.A. 14A: 5-6(a) is a New Jersey statute that provides that a written consent may be used if signed by all of a company's shareholders. The Company believes that during the twelve years that it has been a public corporation, there has been only one instance in which the consent mechanism (then permitting action by holders of a majority of the outstanding shares) has been utilized. That instance related to the adoption of an employee benefit plan.

         Parties seeking to effect a hostile takeover may use consent procedures as a means to effecting changes more rapidly than would be possible if their only mechanism for obtaining shareholder approvals would be by means of a meeting of shareholders. By effectively eliminating the consent procedure, it is more likely that such a party would seek to negotiate with the Board rather than taking hostile action.

         As is the case with the Staggered Board Provision, the principal purpose of the Shareholder Meeting Provision is to protect the interests of the Company and its shareholders in the event of a sudden takeover attempt. The Shareholder Meeting Provision is intended to require a hostile party to deal fairly with shareholders and to give the Board a better opportunity to analyze prospective business combinations and tender offers, evaluate alternatives, and make careful recommendations to shareholders. The Board recognizes, however, that the Shareholder Meeting Provision could have the effect of making more difficult, or discouraging, a merger, tender offer, proxy contest, or assumption of control and change of incumbent management, even when a majority of shareholders considers such a course to be in its best interests.

         The Board believes that the positive aspects of the Shareholder Meeting Provision outweigh the limitations on anti-takeover provisions. Accordingly, the Board of Directors recommends that the shareholders of the Company approve the Shareholder Meeting Provision.


                                  PROPOSAL SIX

        ADOPTION OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR GREATER THAN MAJORITY VOTING REQUIREMENTS IN
      CONNECTION WITH THE AMENDMENT OF CERTAIN PROVISIONS OF THE COMPANY'S
                      RESTATED CERTIFICATE OF INCORPORATION


         The Board of Directors has approved an amendment to the Company's Restated Certificate of Incorporation providing for the application of greater than majority voting requirements in the circumstances described below. The text of the proposed amendment is set forth in Appendix E to this proxy statement. Shareholder approval of this amendment is required in order for it to be implemented.

         The proposed amendment provides that the sections of the Restated Certificate relating to the staggered election of directors and the requirement to hold shareholder meetings, as well as the Amendment Provision itself, may not be amended without the approval of shareholders holding 75 percent of the voting power of the Company's capital stock, unless such amendment is approved by each of the members of the Board of Directors, in which case only such shareholder approval as is provided for under the New Jersey Business Corporation Act shall be required.

         Under New Jersey law, in the absence of contrary provisions in a corporation's certificate of incorporation (or, with respect to the Board vote required, provisions in a corporation's by-laws), an amendment to a certificate of incorporation requires the affirmative approval of:

         o a majority of the votes of directors present at a board meeting at which a quorum is present (the "Standard Board Vote"); and

         o a majority of the votes cast by shareholders present in person or by proxy at a meeting at which a quorum is present (the "Standard Shareholder Vote").

         Pursuant to the proposed amendment to the Company's Restated Certificate of Incorporation, the Staggered Board Provision, the Shareholder Meeting Provision and the Amendment Provision may be amended in one of two ways. First, such provisions may be amended with the approval of:

         o   each of the members of the Board of Directors of the Company; and

         o a majority of the votes cast by shareholders present in person or by proxy at a meeting at which a quorum is present (that is, the Standard Shareholder Vote).

Alternatively, under the proposed amendment, such provisions may be amended with the approval of:

         o a majority of the votes of directors present at a board meeting at which a quorum is present (that is, the Standard Board Vote); and

         o 75% of the voting power of all of the Company's outstanding voting shares.

         The Amendment Provision is designed to assure that the protections underlying the Staggered Board Provision and the Shareholder Meeting Provision cannot be amended without a clear consensus (expressed either by unanimity on the Board or a 75% shareholder vote) that such amendments are appropriate. The Board believes that the Amendment Provision complements the Staggered Board Provision and the Shareholder Meeting Provision, with the same advantages and detriments as are expressed above with respect to those two provisions.

         The Board believes that the positive aspects of the Amendment Provision outweigh the limitations on anti-takeover provisions. Accordingly, the Board of Directors recommends that the shareholders of the Company approve the Amendment Provision.

Amended and Restated Certificate of Incorporation

         Under New Jersey law, a board of directors may, without further shareholder approval, authorize the filing of a restated certificate that does no more than incorporate amendments previously approved by shareholders. If the shareholders approve each of the Staggered Board Provision, the Shareholder Meeting Provision and the Amendment Provision, the Board intends to authorize the filing of an amended and restated certificate of incorporation in the form and substance of the document annexed to this proxy statement as Appendix F.

Shareholder Return Comparison

         Set forth below is a line-graph presentation comparing the cumulative shareholder return on the Company's Common Stock, on an indexed basis, against the cumulative total returns of the NASDAQ Market Index and the Media General Medical Instruments and Supplies Group Index (consisting of 136 publicly traded medical instrument and device companies) ("MG Group Index") for the period from October 1, 1996 (October 1, 1996 = 100) through September 30, 2001.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                            AMONG VITAL SIGNS, INC.
                     NASDAQ MARKET INDEX AND MG GROUP INDEX


                                    [GRAPH]


                    ASSUMES $100 INVESTED ON OCT. 1, 1996
                         ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING SEPT 30, 2001


Audit Fees and Related Matters

       Goldstein Golub Kessler LLP ("GGK"), certified public accountants, has a continuing relationship with American Express Tax and Business Services Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination. Other services, which consist principally of tax advice and which do not include Financial Information System Design and Implementation fees, have been provided by TBS.

       Audit Fees. The Company was billed $225,836 by GGK for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2001 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during fiscal 2001.

       Financial Information Systems Design and Implementation Fees. The Company was billed $0 for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) rendered by GGK, the Company's principal accountant, during the fiscal year ended September 30, 2001.

       All Other Fees. The Company was billed $50,755 by GGK for non-audit services (other than the non-audit services described above), principally advice regarding various accounting topics rendered during the fiscal year ended September 30, 2001.

       Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of the non-audit services is compatible with maintaining the independence of the Company's principal accountant.

Relationship with Independent Public Accountants

       GGK has been selected by the Board of Directors to audit and report on the Company's financial statements for the year ending September 30, 2002. A representative of that firm is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative is expected to be available to respond to appropriate questions from shareholders. GGK audited the Company's financial statements for more than the past five years.

Other Matters

       At the time that this Proxy Statement was mailed to shareholders, management was not aware that any matter other than the election of directors, the approval of the 2002 Stock Incentive Plan and the proposed amendments to the Company's Restated Certificate of Incorporation would be presented for action at the Annual Meeting. If other matters properly come before the Meeting, it is intended that shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

       If a stockholder of the Company wishes to have a proposal included in the Company's proxy statement for the 2003 Annual Meeting of Stockholders, the proposal must be received at the Company's principal executive offices by ________, 2003 and must otherwise comply with rules promulgated by the Securities and Exchange Commission in order to be eligible for inclusion in the proxy material for the 2003 Annual Meeting.

       If a stockholder desires to bring business before the meeting which is not the subject of a proposal complying with the SEC proxy rule requirements for inclusion in the proxy statement, the stockholder must follow procedures outlined in the Company's by-laws in order to personally present the proposal at the meeting. A copy of these procedures is available upon request from the Secretary of the Company.

       One of the procedural requirements in the Company's by-laws is timely notice in writing of the business that the stockholder proposes to bring before the meeting. Notice of business proposed to be brought before the 2003 Annual Meeting or notice of a proposed nomination to the Board must be received by the Secretary of the Company no earlier than 120 days prior to the meeting date and no later than the later of the 90th day before the meeting date or the tenth day after the Company publicly announces the date of the 2003 Annual Meeting.



                                    By Order of the Board of Directors

                                    Joseph F. Bourgart, Secretary


Dated:  August _,  2002


       A copy of an annual report for the year ended September 30, 2001, including financial statements, accompanies this proxy statement. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Copies of the Company's Annual Report on Form 10-K are available without charge by contacting the Company by telephone at 973-790-1330 or by writing to: Investor Relations, Vital Signs, Inc., 20 Campus Road, Totowa, New Jersey 07512.

                                   APPENDIX A
                                   ----------

                                VITAL SIGNS, INC.

                            2002 STOCK INCENTIVE PLAN

                  1. Purposes. This 2002 Stock Incentive Plan (the "Program") is intended to secure for Vital Signs, Inc. (the "Corporation"), its direct and indirect present and future subsidiaries, including without limitation any entity which the Corporation reasonably expects to become a subsidiary (the "Subsidiaries"), and its shareholders, the benefits arising from ownership of the Corporation's Common Stock (the "Common Stock") by those selected directors, officers, key employees and consultants of the Corporation and the Subsidiaries who are most responsible for future growth. The Program is designed to help attract and retain superior individuals for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide these persons with an additional incentive to contribute to the success of the Corporation and the Subsidiaries.

                  2. Elements of the Program. In order to maintain flexibility in the award of benefits, the Program is comprised of five parts -- the Incentive Stock Incentive Plan ("Incentive Plan"), the Supplemental Stock Incentive Plan ("Supplemental Plan"), the Stock Appreciation Rights Plan ("SAR Plan"), the Performance Share Plan ("Performance Share Plan") and the Non-Employee Director Stock Incentive Plan (the "Non-Employee Director Plan"). Copies of the Incentive Plan, Supplemental Plan, SAR Plan, Performance Share Plan and Non-Employee Director Stock Incentive Plan are attached hereto as Parts I, II, III, IV and V, respectively. Each such plan is referred to herein as a "Plan" and all such plans are collectively referred to herein as the "Plans." The term "Plans" shall also refer to the Program in its entirety, including the General Provisions. The grant of an option or other award under one of the Plans shall not be construed to prohibit the grant of an option or other award under any of the other Plans.

                  3. Applicability of General Provisions. Unless any of the Plans specifically indicates to the contrary, all Plans shall be subject to the general provisions of the Program set forth below under the heading "General Provisions of the Stock Incentive Plan" (the "General Provisions").

                 GENERAL PROVISIONS OF THE STOCK INCENTIVE PLAN

                  Article 1. Administration. The Plans shall be administered by the Board of Directors of the Corporation (the "Board" or the "Board of Directors") or any duly created committee appointed by the Board and charged with the administration of the Plans. To the extent required in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), such committee shall consist solely of "Outside Directors" (as defined herein). The Board, or any duly appointed committee, when acting to administer the Plans, is referred to as the "Plan Administrator". Any action of the Plan Administrator shall be taken by majority vote at a meeting or by unanimous written consent of all members without a meeting. No Plan Administrator or member of the Board of the Corporation shall be liable for any action or determination made in good faith with respect to the Plans or with respect to any option or other award granted pursuant to the Plans. For purposes of the Plans, the term "Outside Director" shall mean a director who (a) is not a current employee of the Corporation or the Subsidiaries; (b) is not a former employee of the Corporation or the Subsidiaries who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the then current taxable year; (c) has not been an officer of the Corporation or the Subsidiaries; and (d) does not receive remuneration (which shall be deemed to include any payment in exchange for goods or services) from the Corporation or the Subsidiaries, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code
Section 162(m) and the regulations thereunder.

                  Article 2. Authority of Plan Administrator. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Plan Administrator shall have the authority: (a) to construe and interpret the Plans; (b) to define the terms used herein; (c) to prescribe, amend and rescind rules and regulations relating to the Plans; (d) to determine the persons to whom options, stock appreciation rights and performance shares shall be granted under the Plans; (e) to determine the time or times at which options, stock appreciation rights and performance shares shall be granted under the Plans; (f) to determine the number of shares subject to any option or stock appreciation right under the Plans and the number of shares to be awarded as performance shares under the Plans as well as the option price, and the duration of each option, stock appreciation right and performance share, and any other terms and conditions of options, stock appreciation rights and performance shares; and (g) to make any other determinations necessary or advisable for the administration of the Plans and to do everything necessary or appropriate to administer the Plans. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plans and on their legal representatives, heirs and beneficiaries.

                  Article 3. Maximum Number of Shares Subject to the Plans. The maximum aggregate number of shares issuable pursuant to the Plans shall be 1,000,000 shares of Common Stock. No one person participating in the Plans may receive options or other awards for more than 250,000 shares of Common Stock in any calendar year. All such shares may be issued under any of the Plans which is part of the Program. If any of the options (including incentive stock options) or stock appreciation rights granted under the Plans expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for purposes of the Program. If the performance objectives associated with the grant of any performance shares are not achieved within the specified performance objective period or if the performance share grant terminates for any reason before the performance objective date arrives, the shares of Common Stock associated with such performance shares shall again be available for the purposes of the Plans. Any shares of Common Stock delivered pursuant to the Plans may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                  Article 4. Eligibility and Participation. All directors (including non-employee directors), officers, employees and consultants of the Corporation and the Subsidiaries shall be eligible to participate in the Plans, except that (i) only employees shall be eligible to participate in the Incentive Plan and (ii) only non-employee directors shall be eligible to participate in the Non-Employee Director Plan. The term "employee" shall include any person who has agreed to become an employee and the term "consultant" shall include any person who has agreed to become a consultant.

                  Article 5. Effective Date and Term of the Program. The Program shall become effective immediately upon approval of the Program by the Board of Directors of the Corporation, subject to approval of the Program by the shareholders of the Corporation within twelve months after the date of approval of the Program by the Board of Directors. The Program shall continue in effect for a term of ten years from the date that the Program is adopted by the Board of Directors, unless sooner terminated by the Board of Directors of the Corporation.

                  Article 6. Adjustments. In the event that the outstanding shares of Common Stock of the Corporation are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split (an "Adjustment Event"), an appropriate and proportionate adjustment shall be made by the Plan Administrator in the maximum number and kind of shares as to which options, stock appreciation rights and performance shares may be granted under the Plans A corresponding adjustment changing the number or kind of shares allocated to unexercised options, stock appreciation rights and performance shares, or portions thereof, which shall have been granted prior to any such Adjustment Event shall likewise be made. Any such adjustment in outstanding options or stock appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or stock appreciation right but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or stock appreciation right. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

                  Article 7. Termination and Amendment of Plans and Awards. No options, stock appreciation rights or performance shares shall be granted under any of the Plans after the termination of such Plan. The Plan Administrator may at any time amend or revise the terms of any of the Plans or of any outstanding option, stock appreciation right or performance share issued under such Plan, provided, however, that (a) any shareholder approval required by applicable law or regulation (including without limitation Section 422 of the Code) shall be obtained and (b) no amendment, suspension or termination of any of the Plans or of any outstanding option, stock appreciation right or performance share shall, without the consent of the person who has received such option or other award, impair any of that person's rights or obligations under such option or other award.

                  Article 8. Privileges of Stock Ownership. Notwithstanding the exercise of any option granted pursuant to the terms of the Plans or the achievement of any performance objective specified in any performance share granted pursuant to the terms of the Performance Share Plan, no person shall have any of the rights or privileges of a stockholder of the Corporation in respect of any shares of stock issuable upon the exercise of his or her option or achievement of his or her performance objective until certificates representing the shares of Common Stock covered thereby have been issued and delivered. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which any stock certificate is issued pursuant to the Plans.

                  Article 9. Reservation of Shares of Common Stock. During the term of the Program, the Corporation will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

                  Article 10. Tax Withholding. The exercise of any option, stock appreciation right or performance share is subject to the condition that, if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then, in such event, the exercise of the option, stock appreciation right or performance share or the elimination of the risk of forfeiture relating thereto shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

                  Article 11. Employment; Service as a Director or Consultant. Nothing in the Program gives to any person any right to continued employment by the Corporation or the Subsidiaries or to continued service as a director or consultant of the Corporation or the Subsidiaries or limits in any way the right of the Corporation or the Subsidiaries at any time to terminate or alter the terms of that employment or service.

                  Article 12. Investment Letter; Lock-Up Agreement; Restrictions on Obligation of the Corporation to Issue Securities; Restrictive Legend. Any person acquiring or receiving Common Stock or other securities of the Corporation pursuant to the Plans, as a condition precedent to receiving the shares of Common Stock or other securities, may be required by the Plan Administrator to submit a letter to the Corporation (a) stating that the shares of Common Stock or other securities are being acquired for investment and not with a view to the distribution thereof and (b) providing other assurances determined by the Corporation to be necessary or appropriate in order to assure that the issuance of such shares is exempt from any applicable securities registration requirements. The Corporation shall not be obligated to sell or issue any shares of Common Stock or other securities pursuant to the Plans unless, on the date of sale and issuance thereof, the shares of Common Stock or other securities are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or exempt from registration thereunder. All shares of Common Stock and other securities issued pursuant to the Plans shall, if determined to be necessary by the Plan Administrator, bear a restrictive legend summarizing any restrictions on transferability applicable thereto, including those imposed by federal and state securities laws.

                  Article 13. Covenant Against Competition. The Plan Administrator shall have the right to condition the award to an employee of the Corporation or the Subsidiaries of any option, stock appreciation right or performance share under the Plans upon the recipient's execution and delivery to the Corporation of an agreement not to compete with the Corporation and its Subsidiaries during the recipient's employment and for such period thereafter as shall be determined by the Plan Administrator. Such covenant against competition shall be in a form satisfactory to the Plan Administrator.

                  Article 14. Rights Upon Termination of Employment, Service as a Consultant or Service as a Director. Notwithstanding any other provision of the Plans, any benefit granted to an individual who has agreed to become an employee of, or consultant to, the Corporation or any Subsidiary or to become an employee of or consultant to any entity which the Corporation reasonably expects to become a Subsidiary, shall immediately terminate if the Plan Administrator determines, in its sole discretion, that such person or entity, as the case may be, will not become such employee, consultant or Subsidiary. If a recipient ceases to be employed by or to provide services as a consultant or director to the Corporation or any Subsidiary, or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which
Section 424(a) of the Code applies:

                  (a) because of termination by the Company or a Subsidiary without cause, all options and stock appreciation rights may be exercised, to the extent exercisable on the date of termination, until 90 days after the date on which the employment or service terminated, but in any event not later than the date on which the option or stock appreciation right would otherwise terminate pursuant to the Plans, and all Naked Rights (as defined in the Stock Appreciation Rights Plan) not payable on the date of termination and all performance share awards still subject to the achievement of performance objectives shall terminate immediately;

                  (b) because of termination by the Company or a Subsidiary for cause or because of voluntary termination at the election of the recipient, all options and other awards shall lapse immediately on the date of such termination; and

                  (c) because of death or disability, all options and stock appreciation rights may be exercised, to the extent exercisable on the date of termination, until twelve months after the date on which the employment or service terminated, but in any event not later than the date on which the option or stock appreciation right would otherwise terminate pursuant to the Plans, and all other awards (including all Naked Rights and performance shares still subject to the achievement of performance objectives) shall terminate immediately.

No exercise permitted by this Article 14 shall entitle an optionee or his or her personal representative, executor or administrator to exercise any portion of any option or stock appreciation right beyond the extent to which such option or stock appreciation right is exercisable pursuant to the Program on the date the recipient's employment or service terminates.

                  Article 15. Non-Transferability. Options and other awards granted under the Plans may not be sold, pledged, assigned or transferred in any manner by the recipient otherwise than by will or by the laws of descent and distribution and shall be exercisable (a) during the recipient's lifetime only by the recipient and (b) after the recipient's death only by the recipient's executor, administrator or personal representative, provided, however, that the Plan Administrator may permit the recipient of a supplemental option granted pursuant to Part II of the Program to transfer such options to a family member or a trust, limited liability company or partnership created for the benefit of family members, subject to such conditions as the Plan Administrator shall determine to be appropriate. In the case of such a transfer, the transferee's rights and obligations with respect to the applicable options shall be determined by reference to the recipient and the recipient's rights and obligations with respect to the applicable options had no transfer been made. The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law.

                  Article 16. Change in Control. All options granted pursuant to the Plans shall become fully exercisable upon the occurrence of a Change in Control Event. As used in the Plans, a "Change in Control Event" shall be deemed to have occurred if any of the following events occur:

                  (a) the consummation of any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than (i) a merger of the Corporation in which the holders of the shares of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger or (ii) a merger in which the board of directors of the surviving corporation immediately after the effective date of such merger consists of an equal number of former directors of the Corporation and former directors of the other party to such merger; or

                  (b) the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, other than to a subsidiary or affiliate; or

                  (c) an approval by the shareholders of the Corporation of any plan or proposal for the liquidation or dissolution of the Corporation; or

                  (d) any action pursuant to which any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity (other than any person who owns more than ten percent (10%) of the outstanding Common Stock on the date of adoption of this Program by the Board of Directors, the Corporation or any benefit plan sponsored by the Corporation or any of its subsidiaries) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Corporation ("Voting Securities") representing more than fifty (50%) percent of the combined voting power of the Corporation's then outstanding Voting Securities (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities), unless, prior to such person so becoming such beneficial owner, the Board shall determine that such person so becoming such beneficial owner shall not constitute a Change in Control.

                  Article 17. Merger or Asset Sale. For purposes of the Plans, a merger or consolidation which would constitute a Change in Control Event pursuant to Article 16 and a sale of assets which would constitute a Change in Control Event pursuant to Article 16 are hereinafter referred to as "Article 17 Events". In the event of an Article 17 Event, each outstanding option shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board of Directors of the Corporation to be the successor corporation. However, in the event that any such successor corporation does not agree in writing, at least 15 days prior to the anticipated date of consummation of such
Article 17 Event, to assume or so substitute each such option, then each option not so assumed or substituted shall be deemed to be fully vested and exercisable 15 days prior to the anticipated date of consummation of such Article 17 Event. If an option is not so assumed or subject to such substitution, the Plan Administrator shall notify the holder thereof in writing or electronically that
(a) such holder's option shall be fully exercisable until immediately prior to the consummation of such Article 17 Event and (b) such holder's option shall terminate upon the consummation of such Article 17 Event. For purposes of this
Article 17, an option shall be
considered assumed if, following consummation of the applicable Article 17 Event, the option confers the right to purchase or receive, for each share of Common Stock subject to the option immediately prior to the consummation of such
Article 17 Event, the consideration (whether stock, cash or other securities or property) received in such Article 17 Event by holders of Common Stock for each share of Common Stock held on the effective date of such Article 17 Event (and, if holders of Common Stock are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such
Article 17 Event is not solely common stock of such successor, the Plan Administrator may, with the consent of such successor corporation, provide for the consideration to be received in connection with such option to be solely common stock of such successor equal in fair market value to the per share consideration received by holders of Common Stock in the Article 17 Event.

                  Article 18. Method of Exercise. Any optionee may exercise his or her option from time to time by giving written notice thereof to the Corporation at its principal office together with payment in full for the shares of Common Stock to be purchased. The date of such exercise shall be the date on which the Corporation receives such notice. Such notice shall state the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option granted pursuant to the Plans shall be paid in full at the time of exercise of the option by certified or bank cashier's check payable to the order of the Corporation or, if permitted by the Plan Administrator, by shares of Common Stock, provided that such shares have been owned by the optionee for more than six months on the date of surrender to the Corporation, or by a combination of a check and shares of Common Stock. The Plan Administrator may, in its sole discretion, permit an optionee to make "cashless exercise" arrangements, to the extent permitted by applicable law, and may require optionees to utilize the services of a single broker selected by the Plan Administrator in connection with any cashless exercise. No option may be exercised for a fraction of a share of Common Stock. If any portion of the purchase price is paid in shares Common Stock, those shares shall be valued at their then Fair Market Value as determined by the Plan Administrator in accordance with Section 4 of the Incentive Plan.

                  Article 19. Ten-Year Limitations. Notwithstanding any other provision of the Plans, (a) no option or other award may be granted pursuant to the Plans more than ten years after the date on which the Plans were adopted by the Board of Directors and (b) any option or award granted under the Plans shall, by its terms, not be exercisable more than ten years after the date of grant.

                  Article 20. Sunday or Holiday. In the event that the time for the performance of any action or the giving of any notice is called for under the Plans within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

                  Article 21. Governing Law. The Plans shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  Article 22. Applicable Option Plan. In the event that a stock option is granted pursuant to the Program and the Plan Administrator does not specify whether such option has been granted pursuant to the Incentive Plan or the Supplemental Plan, such option shall be deemed to be granted pursuant to the Supplemental Plan.

                                     PART I

                         INCENTIVE STOCK INCENTIVE PLAN

                  The following provisions shall apply with respect to options granted by the Plan Administrator pursuant to Part I of the Program:

                  Section 1. General. This Incentive Stock Incentive Plan ("Incentive Plan") is Part I of the Corporation's Program. The Corporation intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Code. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

                  Section 2. Terms and Conditions. The Plan Administrator may grant incentive stock options to purchase Common Stock to any employee of the Corporation or its Subsidiaries. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Plan Administrator shall, in its discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

                  Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Plan Administrator, but in no event shall any option granted under the Incentive Plan expire later than ten years from the date on which the option is granted. Notwithstanding the foregoing, any option granted under the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary shall expire no later than five years from the date on which the option is granted.

                  Section 4. Purchase Price. The option price with respect to any option granted pursuant to the Incentive Plan shall not be less than the Fair Market Value of the shares on the date of the grant of the option; except that the option price with respect to any option granted pursuant to the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted. For purposes of the Plans, the phrase "Fair Market Value" shall mean the fair market value of the Common Stock on the date of grant of an option or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) of a share Common Stock on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Plan Administrator in accordance with generally accepted valuation principles and such other factors as the Plan Administrator reasonably deems relevant.

                  Section 5. Maximum Amount of Options in Any Calendar Year. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under the terms of the Incentive Plan and all incentive Stock Incentive Plans of the Corporation and the Subsidiaries) shall not exceed $100,000.

                  Section 6. Exercise of Options. Unless otherwise provided by the Plan Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Plan Administrator with respect to any one or more previously granted options, incentive stock options may only be exercised to the following extent during the following periods of time:

                                                     Maximum Percentage of
                                                       Shares Covered by
                                                      Option Which May be
                    During                                  Purchased
                    ------                           ---------------------
        First 12 months after grant                             0
        First 24 months after grant                            25%
        First 36 months after grant                            50%
        First 48 months after grant                            75%
        Beyond 48 months after grant                          100%

                  Section 7. Failure to Satisfy Applicable Requirements. To the extent that an option intended to be granted pursuant to the provisions of this Incentive Plan fails to satisfy one or more requirements of this Incentive Plan, it shall be deemed to be a supplemental stock option granted pursuant to the Supplemental Plan set forth as Part II of the Program.

                                     PART II

                        SUPPLEMENTAL STOCK INCENTIVE PLAN

                  The following provisions shall apply with respect to options granted by the Plan Administrator pursuant to Part II of the Program:

                  Section 1. General. This Supplemental Stock Incentive Plan ("Supplemental Plan") is Part II of the Corporation's Program. Any option granted pursuant to this Supplemental Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Supplemental Plan shall be subject to the General Provisions of the Program.

                  Section 2. Terms and Conditions. The Plan Administrator may grant supplemental stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under this Supplemental Plan may differ from one another as the Plan Administrator shall, in its discretion, determine as long as all options granted under this Supplemental Plan satisfy the requirements of this Supplemental Plan.

                  Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of this Supplemental Plan shall expire on the date determined by the Plan Administrator, but in no event shall any option granted under this Supplemental Plan expire later than ten years from the date on which the option is granted.

                  Section 4. Purchase Price. The option price with respect to any option granted pursuant to this Supplemental Plan shall be determined by the Plan Administrator at the time of grant. In the absence of such a determination, the option price of any such option shall equal the Fair Market Value of one share of Common Stock, as determined pursuant to Part I of this Program.

                  Section 5. Exercise of Options. Unless otherwise provided by the Plan Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Plan Administrator with respect to any one or more previously granted options, supplemental stock options may only be exercised to the following extent during the following periods of time:

                                                       Maximum Percentage of
                                                         Shares Covered by
                                                        Option Which May be
                  During                                     Purchased
                  ------                               ----------------------
         First 12 months after grant                             0
         First 24 months after grant                            25%
         First 36 months after grant                            50%
         First 48 months after grant                            75%
         Beyond 48 months after grant                          100%


                                    PART III

                         STOCK APPRECIATION RIGHTS PLAN

                  Section 1. General. This Stock Appreciation Rights Plan ("SAR Plan") is Part III of the Corporation's Program.

                  Section 2. Terms and Conditions. The Plan Administrator may grant stock appreciation rights to any person eligible under Article 4 of the General Provisions. Stock appreciation rights may be granted either in tandem with supplemental stock options or incentive stock options as described in
Section 4 of this SAR Plan or as naked stock appreciation rights as described in
Section 5 of this SAR Plan.

                  Section 3. Mode of Payment. At the discretion of the Plan Administrator, payments to recipients upon exercise of stock appreciation rights may be made in (a) cash by bank check, (b) shares of Common Stock having a fair market value (determined in the manner provided in Section 4 of the Incentive
Plan) equal to the amount of the payment, (c) a note in the amount of the payment containing such terms as are approved by the Plan Administrator or (d) any combination of the foregoing in an aggregate amount equal to the amount of the payment.

                  Section 4. Stock Appreciation Right in Tandem with Supplemental or Incentive Stock Option. A SAR granted in tandem with a supplemental stock option or an incentive stock option (in either case, an "Option") shall be on the following terms and conditions:

                  (a) Each SAR shall relate to a specific Option or portion of an Option granted under the Supplemental Stock Incentive Plan or Incentive Stock Incentive Plan, as the case may be, and may be granted by the Plan Administrator at the same time that the Option is granted or at any time thereafter prior to the last day on which the Option may be exercised.

                  (b) A SAR shall entitle a recipient, upon surrender of the unexpired related Option, or a portion thereof, to receive from the Corporation an amount equal to the excess of (i) the Fair Market Value (determined in accordance with Section 4 of the Incentive Plan) of the shares of Common Stock which the recipient would have been entitled to purchase on that date pursuant to the portion of the Option surrendered over (ii) the amount which the recipient would have been required to pay to purchase such shares upon exercise of such Option.

                  (c) A SAR shall be exercisable only for the same number of shares of Common Stock, and only at the same times, as the Option to which it relates. SARs shall be subject to such other terms and conditions as the Plan Administrator may specify.

                  (d) A SAR shall lapse at such time as the related Option is exercised or lapses pursuant to the terms of the Program. On exercise of the SAR, the related Option shall lapse as to the number of shares exercised.

                  Section 5. Naked Stock Appreciation Right. SARs granted by the Plan Administrator as naked stock appreciation rights ("Naked Rights") shall be subject to the following terms and conditions:

                  (a) The Plan Administrator may award Naked Rights to recipients for periods not exceeding ten years. Each Naked Right shall represent the right to receive the excess of the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date of exercise of the Naked Right over the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date the Naked Right was awarded to the recipient.

                  (b) Unless otherwise provided by the Plan Administrator at the time of award or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Plan Administrator with respect to any one or more previously granted Naked Rights, Naked Rights may only be exercised to the following extent during the following periods of employment or service as a consultant or director:

                                                              Maximum Percentage
                                                            of Naked Rights Which
                         During                                 May Be Exercised
                         ------                             ---------------------
              First 12 months after award                              0%
              First 24 months after award                             25%
              First 36 months after award                             50%
              First 48 months after award                             75%
              Beyond 48 months after award                           100%


                  (c) The Naked Rights solely measure and determine the amounts to be paid to recipients upon exercise as provided in Section 5(a). Naked Rights do not represent Common Stock or any right to receive Common Stock. The Corporation shall not hold in trust or otherwise segregate amounts which may become payable to recipients of Naked Rights; such funds shall be part of the general funds of the Corporation. Naked Rights shall constitute an unfunded contingent promise to make future payments to the recipient and shall not reduce the number of shares of Common Stock available under the Program.

                                     PART IV

                             PERFORMANCE SHARE PLAN

                  Section 1. General. This Performance Share Plan ("Performance Share Plan") is Part IV of the Corporation's Program. Unless any provision herein indicates to the contrary, this Performance Share Plan shall be subject to the General Provisions of the Program.

                  Section 2. Terms and Conditions. The Plan Administrator may grant performance shares to any person eligible under Article 4 of the General Provisions. Each performance share grant shall confer upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Corporation contingent upon the achievement of specified performance objectives within a specified performance objective period including, but not limited to, the recipient's continued employment or status as a consultant through the period set forth in Section 5 of this Performance Share Plan. At the time of an award of a performance share, the Plan Administrator shall specify the performance objectives, the performance objective period or periods and the period of duration of the performance share grant. Any performance shares granted under this Plan shall constitute an unfunded promise to make future payments to the affected person upon the completion of specified conditions.

                  Section 3. Mode of Payment. At the discretion of the Plan Administrator, payments of performance shares may be made in (a) shares of Common Stock, (b) a check in an amount equal to the Fair Market Value (determined in the manner provided in Section 4 of the Incentive Plan) of the shares of Common Stock to which the performance share award relates, (c) a note in the amount specified above in Section 3(b) containing such terms as are approved by the Plan Administrator or (d) any combination of the foregoing in the aggregate amount equal to the amount specified above in Section 3(b).

                  Section 4. Performance Objective Period. The duration of the period within which to achieve the performance objectives shall be determined by the Plan Administrator. The period may not be more than ten years from the date that the performance share is granted. The Plan Administrator shall determine whether performance objectives have been met with respect to each applicable performance objective period. Such determination shall be made promptly after the end of each applicable performance objective period, but in no event later than 90 days after the end of each applicable performance objective period. All determinations by the Plan Administrator with respect to the achievement of performance objectives shall be final, binding on and conclusive with respect to each recipient.

                  Section 5. Vesting of Performance Shares. Unless otherwise provided by the Plan Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Plan Administrator with respect to any one or more previously granted performance shares, the Corporation shall pay to the recipient on the date set forth in Column 1 below ("Vesting Date") the percentage of the recipient's performance share award set forth in Column 2 below.


                           Column 1                            Column 2
                         Vesting Date                         Percentage
                         ------------                         ---------
                1 year from Date of Grant                         25%
                2 years from Date of Grant                        25%
                3 years from Date of Grant                        25%
                4 years from Date of Grant                        25%


                                     PART V

                   NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

                  Section 1. General. This Non-Employee Director Stock Incentive Plan ("Non-Employee Director Plan") is Part V of the Corporation's Program. Unless any provision herein indicates to the contrary, this Non-Employee Director Stock Incentive Plan shall be subject to the General Provisions of the Program.

                  Section 2. Definition. For purposes of this Non-Employee Director Plan, the term "Non-Employee Director" shall mean any individual who, as of the date of any grant of options under this Non-Employee Director Stock Incentive Plan, has not been an employee of the Corporation or any of its Subsidiaries during the twelve months immediately preceding such grant.

                  Section 3. Annual Grant. On the date of each annual meeting of the shareholders of the Corporation, the Corporation shall automatically grant to each Non-Employee Director who is being nominated for election at such meeting an option to purchase 4,000 shares (subject to adjustment pursuant to the General Provisions of the Program in the event of a stock split, stock dividend or similar recapitalization event) of Common Stock.

                  Section 4. Discretionary Grant. From time to time, the Plan Administrator may grant stock options to any Non-Employee Director, covering up to 100,000 shares of Common Stock per year, in the discretion of the Plan Administrator, provided that the grant of such options are approved by each member of the Board.

                  Section 5. Terms of Options. Each option granted pursuant to this Non-Employee Director Plan (a) shall expire ten years after the date of grant, subject to earlier termination in accordance with the General Provisions of the Program, (b) shall have a per share exercise price equal to the Fair Market Value of one share of Common Stock (as determined pursuant to Part I of the Program) and (c) shall vest and be exercisable as follows: (i) 50% on the date of grant, (ii) 25% on the one year anniversary of the date of grant and
(iii) 25% on the two year anniversary of the date of grant.

                                   APPENDIX B

         PROPOSAL TO ELIMINATE REFERENCES TO A SERIES OF PREFERRED STOCK
                     THAT HAS NOT BEEN ISSUED BY THE COMPANY

         Article V of the Company's Restated Certificate of Incorporation shall be amended to provide in its entirety as follows:

                                 "Capital Stock

                  A. Authorized Capital Stock. The total authorized capital stock of the corporation shall be 50,000,000 shares, consisting of:

                  1. 10,000,000 shares of preferred stock ("Preferred Stock");
and

                  2. 40,000,000 shares of Common Stock ("Common Stock")

Shares of the authorized capital stock of each class may be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors.

                  B. Preferred Stock. The Board of Directors is authorized to amend this Restated Certificate of Incorporation so as to divide the Preferred Stock into one or more series and to determine the number of shares and the designation of the series and the relative voting, dividend, liquidation, and other rights, preferences, and limitations of the shares of each series. All shares of any one series of Preferred Stock shall be alike in every particular except that, in the case of a series entitled to cumulative dividends, shares issued at different times may differ as to the dates from which dividends thereon shall be cumulative."

                                   APPENDIX C

                            STAGGERED BOARD PROVISION

         Article III of the Restated Certificate of Incorporation is hereby amended in its entirety to provide as follows:

                               "Board of Directors

                  A. Current Board of Directors. The current Board of Directors of the Corporation (the "board or the "Board of Directors") consists of seven persons. Their names and addresses are as follows:

                  [names and addresses to be inserted at the time of filing a certificate of amendment]

                  B. Number of Directors. The authorized number of members of the Board of Directors will be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors but in no event may the number be less than three.

                  C. Classification. The directors shall be divided into three classes, each consisting of one-third of such directors, as nearly as may be, designated Class I, Class II and Class III. Class I directors shall initially serve until the 2003 annual meeting of shareholders; Class II directors shall initially serve until the 2004 annual meeting of shareholders; and Class III directors shall initially serve until the 2005 annual meeting of shareholders. Upon the filing of this Restated Certificate of Incorporation, the directors then in office shall be assigned to such classes by alphabetical order of their respective last names, with two directors be assigned to Class I, two directors being assigned to Class II and the remaining directors being assigned to Class
III. Commencing with the annual meeting of shareholders in 2003, and at each succeeding annual shareholders' meeting, successors to the class of directors whose term expires at such annual shareholders' meeting shall be elected for a three-year term. If the number of such directors is changed, an increase or decrease in such directors shall be apportioned among the classes so as to maintain the number of directors comprising each class as nearly equal as possible. A director shall hold office until the annual shareholders' meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

                  D. Vacancies. Except as otherwise required by law, any vacancy on the board of directors that results from an increase in the number of directors and any other vacancy occurring in the board of directors shall only be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this restated certificate of incorporation applicable thereto and such directors so elected shall not be divided into classes pursuant to this Article III, in each case unless expressly provided by such terms. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article V hereof, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Corporation shall be reduced accordingly."

                                   APPENDIX D

                          SHAREHOLDER MEETING PROVISION

         The Restated Certificate of Incorporation is hereby amended to include a new Article VIII, which shall provide as follows:

                    "No Shareholder Action Without a Meeting

         Except as otherwise provided for or fixed pursuant to the provisions of this Restated Certificate of Incorporation relating to the rights of holders of any series of preferred stock and except as otherwise required by N.J.S.A. 14A:
5-6(a), (i) no action required to be taken or which may be taken at any annual or special meeting of shareholders of the Corporation may be taken without a meeting and (ii) the power of the shareholders to consent in writing, without a meeting, to the taking of any action is specifically denied."

                                   APPENDIX E

                               AMENDMENT PROVISION

         The Restated Certificate of Incorporation is hereby amended to include a new Article IX, which shall provide as follows:


                                 "Votes Required

         In addition to such other approvals as shall be required by law, the provisions of Articles III and VIII and the provisions of this Article IX may not be amended in any respect unless such amendment is approved by either each of the members of the entire Board of Directors or the affirmative vote of the holders of seventy-five percent (75%) in voting power of the outstanding shares of the Corporation entitled to vote generally."

                                   APPENDIX F

            FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                VITAL SIGNS, INC.

                  The undersigned corporation, acting pursuant to the provisions of N.J.S.A. 14A:9-5, hereby adopts the following restated certificate of incorporation:

                                    ARTICLE I

                                 Corporate Name

                  The name of the corporation is Vital Signs, Inc. (the "Corporation").

                                   ARTICLE II

                           Registered Office and Agent

                  The address of the Corporation's current registered office is 20 Campus Road, Totowa, New Jersey 07512. The name of the Corporation's current registered agent at that address is Terry D. Wall.

                                   ARTICLE III

                               Board of Directors

                  A. Current Board of Directors. The current Board of Directors of the Corporation (the "board or the "Board of Directors") consists of seven persons. Their names and addresses are as follows:

                  [names and addresses to be inserted at the time of filing a certificate of amendment]

                  B. Number of Directors. The authorized number of members of the Board of Directors will be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors but in no event may the number be less than three.

                  C. Classification. The directors shall be divided into three classes, each consisting of one-third of such directors, as nearly as may be, designated Class I, Class II and Class III. Class I directors shall initially serve until the 2003 annual meeting of shareholders; Class II directors shall initially serve until the 2004 annual meeting of shareholders; and Class III directors shall initially serve until the 2005 annual meeting of shareholders. Upon the filing of this Restated Certificate of Incorporation, the directors then in office shall be assigned to such classes by alphabetical order of their respective last names, with two directors be assigned to Class I, two directors being assigned to Class II and the remaining directors being assigned to Class
III. Commencing with the annual meeting of shareholders in 2003, and at each succeeding annual shareholders' meeting, successors to the class of directors whose term expires at such annual shareholders' meeting shall be elected for a three-year term. If the number of such directors is changed, an increase or decrease in such directors shall be apportioned among the classes so as to maintain the number of directors comprising each class as nearly equal as possible. A director shall hold office until the annual shareholders' meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

                  D. Vacancies. Except as otherwise required by law, any vacancy on the board of directors that results from an increase in the number of directors and any other vacancy occurring in the board of directors shall only be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this restated certificate of incorporation applicable thereto and such directors so elected shall not be divided into classes pursuant to this Article III, in each case unless expressly provided by such terms. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article V hereof, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Corporation shall be reduced accordingly.


                                   ARTICLE IV

                                     Purpose

                  The purpose for which the Corporation is organized is to engage in any activity within the purposes for which Corporations may be organized under the New Jersey business Corporation Act.

                                    ARTICLE V

                                  Capital Stock

                  A. Authorized Capital Stock. The total authorized capital stock of the Corporation shall be 50,000,000 shares, consisting of:

                  1. 10,000,000 shares of preferred stock ("Preferred Stock");
and

                  2. 40,000,000 shares of Common Stock ("Common Stock")

Shares of the authorized capital stock of each class may be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors.

                  B. Preferred Stock. The Board of Directors is authorized to amend this Restated Certificate of Incorporation so as to divide the Preferred Stock into one or more series and to determine the number of shares and the designation of the series and the relative voting, dividend, liquidation, and other rights, preferences, and limitations of the shares of each series. All shares of any one series of Preferred Stock shall be alike in every particular except that, in the case of a series entitled to cumulative dividends, shares issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

                                   ARTICLE VI

                       Personal Liability of Officers and
                           Directors; Indemnification

                  A. A director or an officer of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the New Jersey Business Corporation Act as presently in effect or as the same may hereafter be amended. No amendment to or repeal of this Article VI and no amendment, repeal or termination of effectiveness of any law permitting the exemption from liability provided for herein shall apply to or have any effect on the liability or alleged liability of any director or officer for or with respect to any acts or omissions of that director or officer occurring prior to the amendment, repeal or termination of effectiveness.

                  B. Every person who is or was a director or officer of the corporation, or any such person who serves or served in any capacity with any other enterprise at the request of the corporation, shall be indemnified by the corporation to the fullest extent permitted by law against all expenses and liabilities reasonably incurred by or imposed upon him in connection with any proceeding to which he may be made, or threatened to be made, a party, or in which he may become involved by reason of his being or having been a director or officer of the corporation, or of serving or having served such other enterprise, whether or not he is a director or officer of the corporation, or continues to serve such other enterprise, at the time the expenses or liabilities are incurred.


                                   ARTICLE VII

                               Board Authorization

                  The Board of Directors shall have the authority to grant rights and options pursuant to N.J.S. 14A:7-7 in connection with which distinctions may be made between directors based upon the date on which directors are elected to the Board, the relationship of directors to particular shareholders and/or the composition of the Board which nominated or elected such directors.

                                  ARTICLE VIII

                     No Shareholder Action Without a Meeting

                  Except as otherwise provided for or fixed pursuant to the provisions of this Restated Certificate of Incorporation relating to the rights of holders of any series of preferred stock and except as otherwise required by N.J.S.A. 14A: 5-6(a), (i) no action required to be taken or which may be taken at any annual or special meeting of shareholders of the Corporation may be taken without a meeting and (ii) the power of the shareholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

                                   ARTICLE IX

                                 Votes Required

                  In addition to such other approvals as shall be required by law, the provisions of Articles III and VIII and the provisions of this Article IX may not be amended in any respect unless such amendment is approved by either each of the members of the entire Board of Directors or the affirmative vote of the holders of seventy-five percent (75%) in voting power of the outstanding shares of the Corporation entitled to vote generally.

                  IN WITNESS WHEREOF, the Corporation has caused this restated certificate of incorporation to be executed on its behalf by its duly authorized officer on this __ day of ______, 2002.

                                       VITAL SIGNS, INC.


                                       By:      __________________________
                                                Terry D. Wall
                                                President

                                                                      APPENDIX 1

--------------------------------------------------------------------------------

                               VITAL SIGNS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                SEPTEMBER , 2002

         The undersigned hereby appoints Richard Gordon, Jay Sturm and Joseph Bourgart, and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the annual meeting
of the stockholders of the Company to be held on September   , 2002 and at any
adjournment thereof, upon matters properly coming before the meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders

                               VITAL SIGNS, INC.

                              September   , 2002

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A [ ] Please mark your
      votes as in this
      example

          FOR the nominees              WITHHOLD               The Board of Directors recommends a vote "FOR"
       listed at right (except          AUTHORITY              the nominees for Directors in Proposal 1 and
          as marked to the       to vote for the nominees      "FOR" Proposal 2.
           contrary below)           listed at right

1. ELECTION                                                    Nominees:
   OF            [ ]                        [ ]                   David J. Bershad
   DIRECTORS                                                      Anthony J. Dimun
                                                                  Stuart M. Essig
   INSTRUCTION: To withhold authority to vote for                 Joseph J. Thomas
   any individual nominee listed at right, write the              Terence D. Wall
   nominee's name in the space provided below.                    Barry Wicker
                                                                  David MacCallum
   ----------------------------------------------------


                                                                     FOR      AGAINST     ABSTAIN

2.  Approval of the 2002 Stock Incentive Plan to replace the
    Company's 1990 Employee Stock Option Plan and the 1991
    Outside Director Stock Option Plan, both of which have
    expired.                                                        -----      -----       -----
3.  The approval of an amendment of the Company's Restated
    Certificate of Incorporation to eliminate all references
    therein to a series of preferred stock that was never
    issued by the Company.                                          -----      -----       -----
4.  The approval of an amendment to the Company's Restated
    Certificate of Incorporation to provide for directors to
    be elected on a three year, staggered term basis (the
    "Staggered Board Provision").                                   -----      -----       -----
5.  The approval of an amendment to the Company's Restated
    Certificate of Incorporation to provide that
    shareholders of the Company can act only at special or
    annual meetings of shareholders except as required by
    the law (the "Shareholder Meeting Provision").                  -----      -----       -----
6.  The approval of an amendment to the Company's Restated
    Certificate of incorporation to add a provision (the
    "Amendment Provision") to such Restated Certificate of
    Incorporation stating that in addition to such approvals
    as shall be required by law, amendments to the Staggered
    Board Provision, the Shareholder Meeting Provision and
    the Amendment Provision may only be made if approved
    either by each of the members of the Company's Board of
    Directors or by shareholders owing 75% of the voting
    power of all outstanding shares of the Company's voting
    stock.                                                          -----      -----       -----
7.  Upon all such other matters as may properly come before
    the meeting and/or any adjournment or adjournments
    thereof, as they in their discretion may determine. The
    Board of Directors is not aware of any such other
    matters.                                                        -----      -----       -----

UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACE PROVIDED IN THIS PROXY, THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD'S NOMINEES. Please sign this proxy and return it promptly whether or not you expect to attend the meeting, you may nevertheless vote in person if you attend.

   Signed:__________________ Signed:___________________ Dated:____________, 2002

    NOTE: Please sign exactly as your name appears hereon. Give full title if an
          Attorney, Executor, Administrator, Trustee, Guardian, etc. For an account in the name of two or more persons, each should sign, or if one signs, he should attached evidence of his authority.
--------------------------------------------------------------------------------